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Exhibit 10.15

EQUIFIN, INC.

NON-QUALIFIED STOCK OPTION AGREEMENT
(the "Option Agreement")

  THE SECURITIES REPRESENTED BY THIS CERTIFICATE (OR ANY SECURITIES FOR WHICH SUCH SECURITIES ARE EXERCISABLE) HAVE BEEN ACQUIRED BY THE HOLDER SOLELY FOR HIS OWN ACCOUNT FOR THE PURPOSE OF INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION OF ANY SUCH SECURITIES. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT OR AN EXEMPTION THEREFROM.

  THE SALE, ASSIGNMENT, TRANSFER, PLEDGE, ENCUMBRANCE, OR OTHER DISPOSITION OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE (OR ANY SECURITIES FOR WHICH SUCH SECURITIES ARE EXERCISABLE), OR ANY INTEREST IN SUCH SECURITIES, IS RESTRICTED BY THE TERMS AND CONDITIONS OF THIS STOCK OPTION AGREEMENT.

        EQUIFIN, INC., a Delaware corporation (the "Company"), has granted, effective August 1, 2002, to Allen Vogel, having a mailing address at 11 BunkerHill Run, East Brunswick, New Jersey 08816 (the "Optionee"), an option to purchase a total of 80,000 shares (the "Shares") of the Company's common stock, par value $.01 per share, ("Common Stock"), at $.22 per share (the "Option").

        1.    NATURE OF THE OPTION.    This Option is not intended to qualify as an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

        2.    EXERCISE PRICE.    The exercise price is $.22 per Share.

        3.    EXERCISE OF OPTION.    Subject to the terms and conditions contained herein, this Option shall be exercisable during its term as follows:

          (a)    Right to Exercise after Vesting of interest.

      (i)
      Subject to the other terms and conditions contained herein, (x) the Option will be vested and be exercisable as of the date of grant with respect to 40,000 Shares, and (y) the Options with respect to the remaining 40,000 Shares (the "Remaining Shares") shall become vested and be exercisable as follows: one-eighth of the Option (i.e. the Option with respect to 10,000 Shares) will become exercisable on August 1, 2003; one-eighth of the Option will become exercisable on August 1, 2004; one-eighth of the Option will become exercisable on August 1, 2005; and one-eighth of the Option will become exercisable on August 1, 2006, provided the Optionee is employed by, or providing consulting services to, the Company, or a subsidiary thereof, on such dates; provided, however, that to the extent the Option has not otherwise become exercisable and vested with respect to the Remaining Shares, it shall so become exercisable and vested with respect to 10,000 Remaining Shares for every $1,500,000 of maximum availability, determined on a cumulative basis, under credit facilities that the Company's subsidiary, Equinox Business Credit Corp. ("Equinox") closes after August 1, 2002 (other than that certain credit facility extended by Equinox to Crowell, Inc. providing for maximum availability of $1,000,000) during the time that Optionee is President of Equinox.

      (ii)
      This Option may not be exercised for a fraction of a share.

          (b)    Method of Exercise.    This Option shall be exercisable (in whole or in part up to the full amount vested pursuant to Section 3(a) (i)) by written notice attached hereto as Exhibit "A" which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and shall be delivered with such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company hereunder or as may be further amended by written notice to Optionee in compliance with law or the requirements of the exchange(s) upon which the stock is listed. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

          No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed.

        4.    OPTIONEE'S REPRESENTATIONS.    In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit "B". As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

        5.    METHOD OF PAYMENT.    Payment of the exercise price shall be by cash or certified check.

        6.    PROHIBITED ACTIONS.    Optionee acknowledges the Shares underlying this Option are not registered pursuant to the Securities Act of 1933, as amended, and therefore are subject to certain limitations imposed by state and federal law and as definitively set forth above. Optionee is subject to such restrictions concerning the Option and the Shares.

        7.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.    Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by the Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt or payment of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board of Directors of the Company (the "Board"), whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option.

        In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Board may, in the exercise of its sole discretion in such instances, declare that this Option shall terminate as of a date fixed by the Board and give the Optionee the right to exercise the Option as to all or any part of the Shares.

        8.    TERMINATION OF STATUS AS AN EMPLOYEE, CONSULTANT OR DIRECTOR.    Except as otherwise expressesly provided herein, if Optionee ceases to be an employee, consultant of director of the Company or any of its subsidiaries, he may, exercise the Option to the extent that he was entitled to exercise it at the date of such termination, but only within ninety (90) days after the later of (i) the date he ceased to be a consultant or director of the Company or any of its subsidiaries, or (ii) the date the Company or any of its subsidiaries is no longer required to make payments to Optionee pursuant to any employment agreement, including, without limitation, severance payments or payments not to compete that the Company or any of its subsidiaries may be required to pay to Optionee in connection with the termination of his employment.

        9.    DEATH OF OPTIONEE.    Subject to Section 11, in the event of the death of an Optionee during the term of this Option and while an employee, consultant or director of the Company or any of its subsidiaries and having been in continuous status (no break in employment, consultant or director relationship with the Company or any of its subsidiaries or one of its wholly-owned subsidiaries) ("Continuous Status") as an employee, director or consultant since the date of grant of the Option, the Option may be exercised, at any time within one (1) year following the date of death, by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise the Option that had vested on or prior to the date of death.

        10.    RESERVATION OF SHARES.    The Company, during the term of the Option, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Option. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        11.    TRANSFERABILITY OF OPTION.    The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner except other than: (a) by will or by the laws of descent and distribution; (b)to the spouse, children or grandchildren or parents of the Optionee ("Immdiate Family Members"); (c) to a trust or trusts for the exclusive benefit of such Immediate Family Members; or (d) to a partnership or limited liability company in which such Immediate Family Members are the only partners or members; provided, that in all such cases set forth in the immediately preceding clauses, (a), (b), (c), and (d) (x) there is no consideration paid for an such transfer and (y) subsequent transfers shall be prohibited except in accordance with the laws of descent and distribution, or by will. Any Options so transferred shall remain subject to the same terms and conditions as this Option and no such transfer shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option. If all or any portion of this Option is transferred, the events of termination of the exercisability of this Option contained in Sections 8 and 9 hereof shall continue to be applied with respect to the Optionee set forth herein (i.e. the original Optionee), and the transferred Options shall be exercisable by the transferree only to the extent, and for the periods, that Allen Vogel could exercise this Option in accordance with Sections 8 and 9. This Option shall not be subject to execution, attachment or other process. Subject to the terms and conditions of this Section 11,during the lifetime of the Optionee, this Option shall be exercisable only by the Optionee. The terms of this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and to the extent not prohibited herein, their respective executors, administrators, heirs, successors and assigns.

        12.    STAMP TAX.    The Company will pay any documentary stamp taxes attributable to the sale of the Shares upon the exercise of the Options; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the delivery of any certificates for Shares in a name other than that of the Optionee (or its designee) in respect of which such Shares are issued.

        13.    LOST, STOLEN OR MUTILATED CERTIFICATES.    In case this Option Agreement shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for, and upon cancellation of, the mutilated Option Agreement, or in lieu of and substitution for the Option Agreement, lost, stolen or destroyed, a new Option Agreement of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and an indemnity, if requested, also reasonably satisfactory to it.

        14.    TERM OF OPTION.    This Option may not be exercised after July 31, 2012, and may be exercised during such term only in accordance with the terms and conditions contained herein.

        15.    MODIFICATIONS.    Neither this Option Agreement nor any portion or provision hereof may be changed, waived or amended orally or in any manner other than by an agreement in writing signed by the Optionee and the Company.

        16.    RIGHTS OF HOLDER.    No Optionee shall be deemed to be the holder of Common Stock or any other securities of the Company that may at any time be deliverable on the exercise hereof for any purpose nor shall anything contained herein be construed to confer upon the Optionee any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof or to give or withhold consent to any corporate action (whether upon any reorganization, issuance of stock, reclassification or conversion of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings or to receive dividends or subscription rights or otherwise until an Option shall have been exercised and the Common Stock purchasable upon the exercise thereof shall have become issuable.

        17.    NOTICES.    Except as otherwise provided in this Option Agreement, all notices, requests, demands and other communications required or permitted hereunder or by law shall be in writing and shall be deemed to have been duly given, made and received only when delivered against receipt or when deposited in the United States mails, certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

The Company:	EquiFin, Inc. 1011 Highway 71 Suite 200 Spring Lake, New Jersey 07762
Holder:	At the address given on the face of this Option Agreement

        18.    SEVERABILITY.    If any provision of this Option Agreement is prohibited by or is unlawful or unenforceable under any applicable law of any jurisdiction, such provision shall, as to such jurisdiction be in effect to the extent of such prohibition without invalidating the remaining provisions hereof; provided, however, that any such prohibition in any jurisdiction shall not invalidate such provision in any other jurisdiction; and provided, further that where the provisions of any such applicable law may be waived, that they hereby are waived by the Company and the Optionee to the full extent permitted by law and to the end that this Option Agreement shall be deemed to be a valid and binding agreement in accordance with its terms.

        19.    NO OBLIGATIONS TO EXERCISE OPTION.    The granting of the Option shall impose no obligations upon the Optionee to exercise such Option.

        20.    GOVERNING LAW.    The parties hereby agree that this Option Agreement shall be governed, construed and enforced in accordance with the substantive law of the State of New Jersey (regardless of any provisions of the law of conflicts, if any, requiring other applicable law).

        IN WITNESS WHEREOF, the parties have executed this Agreement as of August 1, 2002.

EQUIFIN, INC.. a Delaware Corporation
By:	Name: Title:
OPTIONEE
Allen Vogel

EXHIBIT A

FORM OF ELECTION TO EXERCISE

[To be executed only upon exercise of Option]

To [                        ]:

        The undersigned holder of the within Option hereby irrevocably exercises such Option for, and purchases thereunder,            shares of Common Stock, par value $.01 per share, of EquinFin, Inc. and herewith makes payment of the purchase price therefor in the form of cash or a certified check in the amount of U.S. $                        and requests that the certificates for such shares be issued in the name of, and delivered to                        , whose address is                        .

Dated:	(Signature must conform in all respects to name of holder as specified on face of Option.)
(Street Address)
(City) (State) (Zip Code)

A-1

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PURCHASER:

COMPANY: EQUIFIN, INC.

SECURITY: COMMON STOCK

DATE:

        In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:

        (a)  I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. I am purchasing these securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933 ("Securities Act").

        (b)  I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein.

        (c)  I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

        (d)  I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not less than one year after the party has purchased, and made full payment within the meaning of Rule 144, for the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities not less than two years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated in Rule 144, if applicable.

        (e)  I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, I would be precluded from selling the Securities under Rule 144 even if the one-year minimum holding period is satisfied.

        (f)    I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for

B-1

such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

        (g)  I understand that the certificate evidencing the Securities will be imprinted with a legend noting the above restrictions on sale.

Date:
Signature of Purchaser:

B-2

QuickLinks

  Exhibit 10.15
EQUIFIN, INC. NON-QUALIFIED STOCK OPTION AGREEMENT (the "Option Agreement")
  EXHIBIT A
FORM OF ELECTION TO EXERCISE [To be executed only upon exercise of Option]
  EXHIBIT B
INVESTMENT REPRESENTATION STATEMENT